UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
Service Corporation International
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 23, 2018

SERVICE CORPORATION INTERNATIONAL
Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 26, 2018
Date: May 23, 2018   Time: 9:00 AM CDT
Location:    Conference Center
    Heritage I and II
    Service Corp. International
    1929 Allen Parkway
    Houston, Texas 77019

SERVICE CORPORATION INTERNATIONAL ATTN: INVESTOR RELATIONS 1929 ALLEN PARKWAY HOUSTON, TX 77019

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è		XXXX XXXX XXXX XXXX	(located on the following
page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:		www.proxyvote.com
2) BY TELEPHONE:		1-800-579-1639
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* If requesting materials by e-mail, please send a blank e-mail with the
information that is printed in the box marked by the arrow è	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 09, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow è	XXXX XXXX XXXX XXXX	available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote
FOR the following:

1	Election of Directors
	Nominees
01	Anthony L. Coelho	02	Jakki L. Haussler	03	Sara Martinez Tucker	04	Marcus A. Watts	05	Edward E. Williams

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

2	To approve the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2018.

3	To approve, by advisory vote, named executive officer compensation.

4	To approve the declassification of the Board of Directors.

5	To approve the elimination of certain supermajority vote requirements in our restated articles of incorporation and bylaws.

6	To approve the reduction of the supermajority vote requirement to approve business combinations with interested shareholders.

The Board of Directors recommends you vote AGAINST proposal 7.

7	To approve the shareholder proposal to require independent board chairman.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.